Accrued Expenses and Other Current Liabilities	12 Months Ended
Dec. 31, 2023
Accrued Expenses and Other Current Liabilities [Abstract]
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

13. ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

Accrued expenses and other current liabilities consisted of the following:

	As of December 31,
	2023	2022
Contingent liabilities of Jinghong Dispute (i)	$22,909	$-
Accrued expense (ii)	3,659	18,227
Payroll payable	3,235	9,185
Output VAT	1,630	-
Warranty provisions	989	-
Interest payable	206	-
Borrowing from a third party	272	490
Individual income tax payable (iii)	134	5,115
Others	81	82
Total	$33,115	$33,099

(i)	On May 18, 2022, Tianjin Jinghong Investment Development Group Co., Ltd. (“Jinghong”) filed proceedings with the Group. And the verdict was issued on July 20, 2023 that the Group was ordered to bear a total amount of approximately RMB162.7 million (US$22.9 million), covering equity transfer consideration, disbursement and other relevant expense, which was recognized in accrued expense and other liabilities as of December 31, 2023. See Note 24 Commitments and contingencies – Jinghong Dispute for details. As of the issuance date of the consolidated financial statements, this amount remains outstanding.

(ii)	As of December 31, 2023 and 2022, accrued expenses mainly consisted of unpaid offering cost of US$2.0 million and US$12.2 million, respectively. The decrease in these expenses was primarily attributed to the settlement of most of the accrued amounts, either through direct cash payments or by reaching settlement agreements.

(iii)	As of December 31, 2022, the Group settled the payroll payable accumulated from 2019 to 2022 which resulted in an increase in individual income tax payable. For the year ended December 31, 2023, the Group settled most of the individual income tax payable, with US$0.1 million outstanding.

Employee lawsuits

As of December 31, 2021, there was a total of 109 employees, who filed lawsuits against the Group, among whom, 106 have formally terminated the employment relationship with the Group.

The balances of payroll as of December 31, 2021 that were associated with these lawsuits were $4.0 million. In determining these balances, the Group has taken into consideration of the combination of factors including but not limited to the date of these employee formal resignation, the status and balance of verdicts that have been reached as of December 31, 2021, as well as the status of settlement agreements that these employees have signed in 2022. As of December 31, 2022, all employee litigation matters were settled, and no additional obligations are expected.

As of December 31, 2022, the remaining payroll balance associated with these lawsuits was $0.12 million as of December 31, 2022, which remained unpaid due to bank restrictions. The amount was fully paid in 2023. In April 2023, two employees filed arbitration against the Group claiming their employee benefits of US$0.4 million. As of December 31, 2023, one of them had withdrawn the case, and the Group considered the possibility of the Group to bear the obligation of the other employee’s benefits is less likely than not. On July 19, 2023, the verdict was issued that the Group should pay the employee amounted to US$0.1 million, which was settled in August 2023. As of the issuance of the consolidated financial statements, the Group has settled the outstanding payment according to the arbitration result.